                                                                    EXHIBIT 99.5

                     HARBINGER CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION


     The following unaudited pro forma consolidated condensed financial information of Harbinger Corporation and subsidiaries (the "Company") set forth below as of December 31, 1996 and for each of the years in the three-year period ended December 31, 1996 give effect to the Company's acquisition of SupplyTech, Inc. ("STI") and SupplyTech International, LLC ("STILLC") (collectively, the "STI Merger") which will be accounted for by the Company using the pooling-of-interests method of accounting.

     The unaudited pro forma consolidated condensed financial information should be read in conjunction with the historical consolidated financial statements and notes of the Company and the historical combined financial statements and notes of STI and STILLC. The unaudited pro forma consolidated condensed financial information do not necessarily represent results which would have occurred if the transactions had taken place on the dates indicated nor are they necessarily indicative of the results of future operations.

                     HARBINGER CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)




                                                                   December 31, 1996
                                                   ------------------------------------------------
                                                    Historical
                                                   --------------         Pro Forma     Pro Forma
                                                   Company    STI        Adjustments   Consolidated
                                                   --------------        -----------   ------------
   ASSETS
   Current assets:
      Cash and cash equivalents...............     $ 8,395   $  664                      $  9,059
      Accounts receivable, net................       9,795    2,095                        11,890
      Deferred income taxes...................       1,517        -                         1,517
      Due from joint ventures.................       1,760       67                         1,827
      Other current assets....................       1,049      350         (150)  (2)      1,249
                                                   -------   ------                      --------
       Total current assets...................      22,516    3,176                        25,542
                                                   -------   ------                      --------

     Property and equipment, net..............       6,845    1,381         (300)  (2)      7,926
     Investments in joint ventures............         407        -                           407
     Intangible assets, net...................      11,405    1,742       (2,453)  (2)     10,694
     Deferred income taxes....................       1,284        -                         1,284
     Other assets.............................                   37                            37
                                                   -------   ------                      --------
                                                   $42,457   $6,336                      $ 45,890
                                                   =======   ======                      ========

   LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
   Current liabilities:
      Note payable to bank....................     $     -   $1,550                      $  1,550
      Current portion of long-term debt.......           -      907                           907
      Accounts payable........................       1,570    1,483                         3,053
      Accrued expenses........................       5,843    3,956          950   (1)     10,749
      Deferred revenues.......................       3,751    3,442                         7,193
                                                   -------   ------                      --------
       Total current liabilities..............      11,164   11,338                        23,452
                                                   -------   ------                      --------

     Long-term debt, excluding current portion           -    1,368                         1,368
     Investments in joint ventures............           -       81                            81
     Shareholders' equity (deficit):
      Common stock............................           2        -                             2
      Additional paid in capital..............      45,259       32        3,179   (1)     48,470
      Accumulated deficit.....................     (13,968)  (6,483)      (4,129)  (1)    (27,483)
                                                                          (2,903)  (2)

                                                   -------   ------                      --------
                                                    31,293   (6,451)                       20,989
                                                   -------   ------                      --------
                                                   $42,457   $6,336                      $ 45,890
                                                   =======   ======                      ========

                     HARBINGER CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)



                                                                                Year Ended December 31, 1996
                                                                   -------------------------------------------------------
                                                                         Historical
                                                                   -----------------------   Pro Forma       Pro Forma
                                                                     Company        STI     Adjustments    Consolidated
                                                                   ------------  ---------  -----------  -----------------

Revenues:
 Services........................................................  $27,806    $10,016                         $ 37,822
 Software........................................................   13,919      7,522                           21,441
  Total revenues.................................................   41,725     17,538                           59,263
                                                                   -------    -------                         --------
Direct costs:
 Services........................................................    8,619      5,006                           13,625
 Software........................................................    2,165        747                            2,912
                                                                                                              --------
  Total direct costs.............................................   10,784      5,753                           16,537
                                                                   -------    -------                         --------

   Gross margin..................................................   30,941     11,785                           42,726
                                                                   -------    -------                         --------
Operating costs:
 Selling and marketing...........................................    7,929      7,128                           15,057
 General and administrative......................................    7,799      4,865                           12,664
 Depreciation and amortization...................................    1,992        974                            2,966
 Product development.............................................    5,632      3,368                            9,000
 Charge for purchased in-process product
  development, write-off of software
  development costs and acquisition
  related charges................................................    8,775          -                            8,775
                                                                   -------    -------                         --------
   Total operating costs.........................................   32,127     16,335                           48,462
                                                                   -------    -------                         --------

   Operating loss................................................   (1,186)    (4,550)                          (5,736)
Interest expense (income), net...................................     (156)       149                               (7)
Equity in losses of joint venture................................    7,073        119                            7,192
                                                                   -------    -------                         --------
Loss before income tax expense...................................   (8,103)    (4,818)                         (12,921)
Income tax expense...............................................      146          -                              146
                                                                   -------    --------                        --------
Net loss.........................................................   (8,249)    (4,818)                         (13,067)
Preferred stock dividends........................................      (28)         -                              (28)
                                                                   -------    -------                         --------
Net loss applicable to
 common shareholders.............................................  $(8,277)   $(4,818)                        $(13,095)
Net loss per common share........................................  $ (0.52)                                   $  (0.71)
                                                                   =======                                    ========
Weighted average common and common
 equivalent shares outstanding...................................   16,065                                      18,465
                                                                   =======                                    ========

                    HARBINGER CORPORATION AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)



                                                             Year Ended December 31, 1995
                                             ------------------------------------------------------------
                                                   Historical
                                             ----------------------   Pro Forma              Pro Forma
                                               Company       STI     Adjustments           Consolidated
                                             -----------  ---------  -----------          ---------------
Revenues:
 Services..................................     $16,418    $ 8,076                            $24,494
 Software..................................       6,699      6,637                             13,336
                                             ----------   --------                            -------
  Total revenues...........................      23,117     14,713                             37,830
                                             ----------   --------                            -------
Direct costs:
 Services..................................       4,323      4,011                              8,334
 Software..................................       1,349        602                              1,951
                                             ----------   --------                            -------
    Total direct costs.....................       5,672      4,613                             10,285
                                             ----------   --------                            -------
       Gross margin........................      17,445     10,100                             27,545
                                             ----------   --------                            -------
Operating costs:
 Selling and marketing.....................       4,875      4,916                              9,791
 General and administrative................       4,832      3,815                              8,647
 Depreciation and amortization.............         794        567                              1,361
 Product development.......................       3,809      2,118                              5,927
 Charge for purchased in-process product
    development, write-off of software
    development costs and acquisition
    related charges........................       -          1,160                              1,160
                                             ----------   --------                            -------
        Total operating costs..............      14,310     12,576                             26,886
                                             ----------   --------                            -------
        Operating income (loss)............       3,135     (2,476)                               659
Interest expense (income), net.............         (65)        (3)                               (68)
Equity in losses of joint ventures.........       1,266       -                                 1,266
                                             ----------   ---------                           -------
Income (loss) before income tax expense....       1,934     (2,473)                              (539)
Income tax expense.........................         687        516                              1,203
                                             ----------   --------                            -------
Net income (loss)..........................       1,247     (2,989)                            (1,742)
Preferred stock dividends..................        (199)      -                                  (199)
                                             ----------   --------                            -------
Net income (loss) applicable to
 common shareholders.......................     $ 1,048    $(2,989)                           $(1,941)
                                             ==========   ========                            =======

Net income (loss) per common share.........     $  0.08                                       $ (0.13)
                                             ==========                                       =======
Weighted average common and common
 equivalent shares outstanding.............      13,398                                        15,008
                                             ==========                                       =======

                    HARBINGER CORPORATION AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)



                                                          Year Ended December 31, 1994
                                             ------------------------------------------------------
                                                    Historical                         Pro Forma
                                             ------------------------   Pro Forma   ---------------
                                               Company        STI      Adjustments   Consolidated
                                             ------------  ----------  -----------  ---------------
Revenues:
 Services..................................      $10,688     $ 6,793                       $17,481
 Software..................................        2,964       7,448                        10,412
                                                 -------     -------                       -------
    Total revenues.........................       13,652      14,241                        27,893
                                                 -------     -------                       -------
Direct costs:
 Services..................................        3,011       3,310                         6,321
 Software..................................          689         408                         1,097
                                                 -------     -------                       -------
    Total direct costs.....................        3,700       3,718                         7,418
                                                 -------     -------                       -------

      Gross margin.........................        9,952      10,523                        20,475
                                                 -------     -------                       -------
Operating costs:
 Selling and marketing.....................        2,922       5,073                         7,995
 General and administrative................        3,132       2,752                         5,884
 Depreciation and amortization.............          512         534                         1,046
 Product development.......................        1,767       2,133                         3,900
 Charge for purchased in-process product
    development, write off of software
    development costs and acquisition
    related charges........................        4,317           -                         4,317
                                                 -------     -------                       -------
      Total operating costs................       12,650      10,492                        23,142
                                                 -------     -------                       -------

      Operating income (loss)..............       (2,698)         31                        (2,667)
Interest expense (income), net.............           38         (11)                           27
Equity in losses of joint venture..........          227           -                           227
                                                 -------     -------                       -------
Income (loss) before income tax expense....       (2,963)         42                        (2,921)
Income tax expense (benefit)...............       (1,052)         19                        (1,033)
                                                 -------     -------                       -------
Net income (loss)..........................       (1,911)         23                        (1,888)
Preferred stock dividends..................         (200)          -                          (200)
                                                 -------     -------                       -------
Net income (loss) applicable to
 common shareholders.......................      $(2,111)    $    23                       $(2,088)
                                                 =======     =======                       =======
Net loss per common share..................      $ (0.21)                                  $ (0.16)
                                                 =======                                   =======
Weighted average common and common
 equivalent shares outstanding.............       10,293                                    12,693
                                                 =======                                   =======

                   HARBINGER CORPORATION AND SUBSIDIARIES

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                            FINANCIAL INFORMATION


     On January 3, 1997, the Company completed the acquisition of SupplyTech, Inc., a Michigan corporation ("STI"), and its affiliate, SupplyTech International, LLC, a Michigan limited liability company ("STILLC") (the "STI Merger"), for two million four hundred thousand shares of the Company's common stock, par value of $0.0001 per share. STI was acquired in a merger transaction pursuant to the terms of a Merger Agreement, dated as of January 3, 1997, by and among the Company, STI and Harbinger Acquisition Corporation II, a Georgia corporation and a wholly owned subsidiary of the Company. STI survived the merger as a wholly owned subsidiary of the Company. STILLC was acquired simultaneously by the Company in a series of related stock purchase transactions, which included the exchange of the Company's common stock for all the outstanding shares of STILLC. The STI Merger will be accounted for by the Company using the pooling-of-interest method of accounting.

     The accompanying unaudited pro forma consolidated condensed financial information illustrate the estimated effects of the transaction described above as if it had occurred as of December 31, 1996 with respect to the unaudited pro forma consolidated condensed balance sheet. The accompanying unaudited pro forma consolidated condensed statements of operations for each of the years in the three-year period ended December 31, 1996 give retroactive effect to the STI Acquisition. These unaudited pro forma consolidated condensed statements of operations do not include adjustments to record the transaction costs of the STI Merger totaling $4.1 million, nor do they reflect write-downs of certain assets of $2.9 million expected to result from the STI Merger, both of which will be recorded in the Company's consolidated statement of operations during the first quarter of 1997.

     Additionally, the Company anticipates that it will incur integration costs related to the STI Merger of $2.5 million to $3.5 million during 1997. These costs have not been reflected in the accompanying unaudited pro forma consolidated condensed balance sheet or unaudited pro forma consolidated condensed statements of operations.

     There is no pro forma provision for income taxes for 1995 and 1996 to reflect the tax expense (benefit) that would have been reported if SupplyTech Inc. (a S corporation for income tax reporting purposes) and SupplyTech International LLC (a partnership for income tax reporting purposes) had been a C corporation during those periods since any income tax expense (benefit) would be offset by a valuation allowance.

     The historical financial statements are derived from the audited financial statements of the Company and the audited combined financial statements of STI and STILLC.


                                     F-26

                   HARBINGER CORPORATION AND SUBSIDIARIES

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                            FINANCIAL INFORMATION


     The unaudited pro forma consolidated condensed financial information does not purport to represent what the results of operations or financial position of the Company would actually have been if the STI Merger had occurred on such dates or to project the results of operations or financial position of the Company for any future date or period. The unaudited pro forma consolidated condensed financial information should be read together with the historical consolidated financial statements and notes of the Company and the historical combined financial statements and notes of STI and STILLC. The unaudited pro forma consolidated condensed balance sheet reflects the following adjustments:

     1) Reflects adjustments to record the transaction costs of the merger totaling $4.1 million which include accrued transaction costs of $950,000 and investment brokerage fees in the form of common stock of $3.2 million.
     2) Reflects adjustments to record the write-down of certain assets to net realizable value totaling $2.9 million due to duplicative assets and products of the combined companies.

     All share, per share and shareholders' equity amounts for the Company have been adjusted to reflect a three-for-two stock split effected in the form of a 150% stock dividend paid on January 31, 1997.
























                                    F-27

                                     48